Exhibit 99.3

CAI International, Inc. Steuart Tower 1 Market Plaza, Suite 2400 San Francisco, CA 94105 Tel: 415-788-0100 Fax: 415-788-3430 www.capps.com

June 17, 2021

Dear valued customer, container manufacturer, depot service provider and other vendors of CAI,

As you are probably aware, CAI International, Inc. (“CAI”) has entered into an agreement to be acquired by Mitsubishi HC Capital Inc. (“MHC”).  MHC is a Japanese public company, with total assets of JPY 9.7 trillion ($89 billion), making it the second largest leasing company in Japan. MHC operates globally in multiple sectors, including aircraft leasing, rail car leasing, ship financing and container leasing. Here in the United States, MHC owns Beacon Intermodal Leasing (“Beacon”), a container leasing business of a similar size to CAI, based in Boston, MA.

The acquisition of CAI by MHC, which is subject to receipt of antitrust clearance and other customary closing conditions, is expected to close in the late third quarter or early fourth quarter of 2021.

This transaction will bring together two world class container leasing service providers, CAI and Beacon.  We believe the scale and financial resources made possible by this transaction will only enhance our ability to provide consistent solutions to our customers throughout market cycles.

CAI has grown as a leading provider of containers since 1989 with a broad network of well-experienced professional employees, agents, and depots. Beacon was originally established in 2008 with robust capital resources by having its roots in a financial institution and has expanded through disciplined investment since its acquisition by MHC in 2014. Both companies’ business platforms complement each other from the perspective of supply and operational capabilities.

After the acquisition, MHC anticipates that both CAI and Beacon will remain as separate standalone organizations for at least a year, which means no changes for that time period. During that time, MHC plans to launch a joint team from CAI and Beacon to begin planning the integration of the two companies, with a focus on creating a world class, customer focused, container leasing company.

I want to thank you for being a CAI partner. Our total commitment to your success is our number one priority and we look forward to maintaining that commitment as we move into a new phase of our relationship with you.

We are ready to help you shape your future.

Sincerely,

Timothy Page
President and Chief Executive Officer

Daniel Hallahan
Senior Vice President Global Marketing

Additional Information and Where to Find It:

This communication relates to the proposed merger involving CAI. In connection with the proposed merger, CAI will file a preliminary proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission (the “SEC”). Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed or otherwise furnished to the stockholders of CAI. BEFORE MAKING ANY VOTING DECISION, CAI’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, IF ANY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. This communication is not a substitute for the proxy statement or any other document that may be filed by CAI with the SEC. Investors and stockholders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and CAI’s website, www.capps.com. In addition, the documents (when available) may be obtained free of charge by directing a request by mail or telephone to: CAI International, Inc., Steuart Tower, 1 Market Plaza, Suite 2400, San Francisco, California 94105, Attention: Secretary, (415) 788-0100.

Participants in the Solicitation

CAI, MHC and certain of their respective directors, executive officers, certain other members of management and employees of CAI and MHC and agents retained by CAI may be deemed to be participants in the solicitation of proxies from stockholders of CAI in favor of the proposed merger. Information about directors and executive officers of CAI and their beneficial ownership of CAI’s common stock is set forth in CAI’s definitive proxy statement on Schedule 14A for its 2021 annual meeting of stockholders, as filed with the SEC on April 21, 2021. Certain directors, executive officers, other members of management and employees of CAI may have direct or indirect interests in the proposed merger due to securities holdings, vesting of equity awards and rights to other payments. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the proposed merger CAI will file with the SEC and furnish to CAI’s stockholders.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. All statements included in this communication, other than statements of historical fact, are forward-looking statements. Statements about the expected timing, completion and effects of the proposed merger and related transactions and all other statements in this communication, other than historical facts, constitute forward-looking statements. When used in this communication, the words “expect,” “believe,” “anticipate,” “goal,” “plan,” “intend,” “estimate,” “may,” “will” or similar words are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. CAI may not be able to complete the proposed merger on the terms described herein or other acceptable terms or at all because of a number of factors, including, but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain stockholder approval or the failure to satisfy the closing conditions in the merger agreement (including the Migration referred to in the merger agreement), (3) the potential for regulatory authorities to require divestitures, behavioral remedies or other concessions in order to obtain their approval of the proposed merger, (4) risks related to disruption of management’s attention from CAI’s ongoing business operations due to the proposed merger, (5) the effect of the announcement of the proposed merger on the ability of CAI to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally, (6) the proposed merger may involve unexpected costs, liabilities or delays, (7) CAI’s business may suffer as a result of the uncertainty surrounding the proposed merger, including the timing of the consummation of the proposed merger, (8) the outcome of any legal proceeding relating to the proposed merger, (9) CAI may be adversely affected by other economic, business and/or competitive factors, including, but not limited to, those related to COVID-19, and (10) other risks to consummation of the proposed merger, including the risk that the proposed merger will not be consummated within the expected time period or at all, which may adversely affect CAI’s business and the price of the common stock.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent CAI’s views as of the date on which such statements were made. CAI anticipates that subsequent events and developments may cause its views to change. However, although CAI may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing CAI’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of CAI are described in the risk factors included in CAI’s filings with the SEC, including CAI’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 1, 2021, as updated by CAI’s subsequent filings with the SEC. CAI expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences, except as required by applicable law.